SCUDDER
                                                                     INVESTMENTS

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Supplement to the currently effective prospectuses

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Effective May 16, 2003, the following information replaces the disclosure for
Scudder Small Company Stock Fund and Scudder Small Company Value Fund in "The portfolio managers" section of each prospectus:

The following people handle the day-to-day management of the funds:

  Janet Campagna                           Robert Wang
  Managing Director of Deutsche Asset      Managing Director of Deutsche Asset
  Management and Portfolio Manager of      Management and Portfolio Manager of
  the fund.                                the fund.
    o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
      in 1999 and the fund in 2003.            in 1995 as portfolio manager for
    o Head of global and tactical asset        asset allocation after 13 years
      allocation.                              of experience of trading fixed
    o Investment strategist and manager        income and derivative securities
      of the asset allocation strategies       at J.P. Morgan.
      group for Barclays Global              o Senior portfolio manager for
      Investors from 1994 to 1999.             Multi Asset Class Quantitative
    o Over 15 years of investment              Strategies:  New York.
      industry experience.                   o Joined the fund in 2003.
    o Master's degree in Social Science
      from California Institute of
      Technology.
    o Ph.D in Political Science from
      University of California at Irvine.











May 12, 2003